Sub-Item 77Q3

I, James Windels, certify that:

1. I have reviewed this report on Form N-SAR of MPAM Funds Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report,
and the financial statements on which
the financial information is based,
fairly present in all material
respects the financial condition,
results of operations, changes in
net assets, and cash flows (if the
financial statements are required
to include a statement of cash flows)
of the registrant as of, and for,
the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act) for the
registrant and have:

a) designed such disclosure controls
and procedures to ensure that
material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is being
prepared;

b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90
days prior to the filing date of this
report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed,
based on our most recent evaluation,
to the registrant's auditors and the
audit committee of the registrant's
board of directors (or persons
performing the equivalent functions):

a) all significant deficiencies in the
design or operation of internal
controls which could adversely affect
the registrant'0s ability to record,
process, summarize, and report
financial data and have identified
for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying
officers and I have indicated in
this report whether or not there
were significant changes in
internal controls or in other
factors that could significantly
affect internal controls subsequent
to the date of our most recent
evaluation, including any corrective
actions with regard to significant
deficiencies and material weaknesses.



Date:____________________

					/s/ Jim Windels
					James Windels
					Treasurer